Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 18, 2020, is made and entered into by and among LendingClub Corporation, a Delaware corporation (the “Company”), and Shanda Asset Management Holdings Limited, a company organized under the laws of the British Virgin Islands (“Shanda”, and together with any other parties listed on the signature pages hereto and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holders” and, each, a “Holder”).

RECITALS

WHEREAS, the Company and Shanda have entered into that certain Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), pursuant to which Shanda will exchange all 19,562,881 shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), held by it for certain cash consideration and 195,628 shares of the Company’s newly issued Mandatorily Convertible Non-Voting Preferred Stock, Series A, par value $0.01 per share (“Series A Stock”), which when transferred to a third-party unaffiliated with Shanda will, in the aggregate, convert to 19,562,800 shares of Common Stock (the “Conversion Shares”); and

WHEREAS, in connection with the Exchange Agreement, the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble.

“Demand Registration” shall have the meaning given in Section 2.2.1.

“Demand Registration Statement” shall have the meaning given in Section 2.2.1.

“Demanding Holder” shall have the meaning given in Section 2.2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall mean a registration statement on Form S-1 or any similar long-form registration statement that may be available.

“Form S-3” shall mean a registration statement on Form S-3 or any similar short-form registration statement that may be available.

“Holders” shall have the meaning given in the Preamble.

“Losses” shall have the meaning given Section 4.1.1.

“Maximum Number of Securities” shall have the meaning given in Section 2.2.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Participating Holder” shall have the meaning given in Section 2.2.3.

“Permitted Transferees” shall mean with respect to a Holder, each other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Holder; provided that no Holder shall be deemed a Permitted Transferee of any other Holder by reason of an investment in, or holding of Common Stock (or securities convertible, exercisable or exchangeable for shares of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Conversion Shares which may be issuable upon conversion of the Series A Stock in the future, (b) any outstanding shares of Common Stock of the Company held by a Holder from time to time and (c) any other equity security of the Company sold or issued or issuable with respect to any such share of Common Stock by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities: (i) when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) when such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) when such securities shall have ceased to be outstanding; or (iv) upon the second anniversary of the time when such securities may be sold without registration pursuant to Rule 144 (or any successor provision then in effect) promulgated under the Securities Act (but with no volume or other restrictions or limitations).

“Registration” shall mean a registration effected by preparing and filing a Registration Statement in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and the declaration or ordering of effectiveness of such Registration Statement.

“Registration Expenses” shall mean the out of pocket expenses of a Registration, including, without limitation, the following:

(a) all registration, listing, qualification and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred in connection with such Registration;

(f) fees and expenses of the Company and the Underwriter(s) relating to “road show” investor presentations; and

(g) reasonable fees and expenses of one (1) legal counsel selected by the Holders in connection with a Shelf Registration or the majority-in-interest of the Demanding Holders initiating a Demand Registration not to exceed $50,000 (not including any reasonable and out-of-pocket costs of the Holders incurred in connection with the exercise by the Company of its rights to delay the filing or effectiveness of a Registration Statement pursuant to Section 2.4) for each such applicable Registration.

“Registration Statement” shall mean any Demand Registration Statement, Piggyback Registration Statement and/or Shelf Registration Statement, as the case may be.

“Requesting Holder” shall have the meaning given in Section 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall have the meaning given in Section 2.1.1.

“Shelf Registration Statement” shall have the meaning given in Section 2.1.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

2.1 Initial Shelf Registration.

2.1.1 With respect to all of the Registrable Securities held by the Holders, the Company shall (a) as promptly as practicable prepare and file a Registration Statement on Form S-3 (the “Shelf Registration Statement”) as permitted by Rule 415 of the Securities Act (or such other similar rule as is then applicable) for the public resale of such Registrable Securities then outstanding on a delayed or continuous basis (the “Shelf Registration”), and (b) to the extent that such Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, use reasonable best efforts to cause such Shelf Registration Statement to become and be declared effective by the Commission not later than thirty (30) days after the Closing Date (as defined in the Exchange Agreement) and in any event as soon as practicable after such filing. The Company shall use reasonable best efforts to cause each Shelf Registration Statement filed pursuant to this Section 2.1 to be continuously effective, supplemented, amended or replaced to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement having been distributed in the manner set forth and as contemplated in such Shelf Registration Statement and (ii) there no being longer any Registrable Securities outstanding. So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the Commission, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

2.1.2 If, at any time, a Shelf Registration ceases to be effective, the Company shall use its best efforts to file and use its reasonable best efforts to cause to become effective a new “evergreen” Shelf Registration Statement providing for an offering to be made on a continuous basis of all of the Registrable Securities of the Holders. Such Shelf Registration Statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1 following a Demand Registration in the manner contemplated by Section 2.2.

2.1.3 Upon the written request of a Holder, the Company will file and seek the effectiveness of a post-effective amendment to an existing Shelf Registration in order to register up to the number of shares previously removed from such Shelf Registration by such Holder and not “reloaded” onto such Shelf Registration.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of Section 2.2.4 and Section 2.4 hereof, if the Company is ineligible to use a Shelf Registration Statement or if the Shelf Registration Statement is otherwise unavailable to the Company, the Holders (the “Demanding Holders”) may make a written demand that the Company promptly prepare and file a Registration Statement (a “Demand Registration Statement”) under the Securities Act of all or part of their Registrable Securities having an anticipated aggregate offering price of the lesser of (a) the value of all the Registrable Securities held by the Holder and (b) $20,000,000, which written demand shall describe the amount and type of security to be included in such Demand Registration Statement and the intended method(s) of distribution thereof, which may include delayed distribution pursuant to Rule 415 under the Securities Act (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities, if any, of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Demand Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) business days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in such Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holder(s) and Requesting Holder(s) pursuant to such Demand Registration, including by filing a Demand Registration Statement relating thereto as soon as practicable, but not more than thirty (30) days immediately after the Company’s receipt of the Demand Registration. Under no circumstances shall the Company be obligated to obtain effectiveness of more than two (2) Demand Registration Statements under this Section 2.2.1 with respect to any or all Registrable Securities within any twelve (12) month period.

2.2.2 Effective Registration. Notwithstanding the provisions of Section 2.2.1 above, a Registration pursuant to a Demand Registration shall not count as a Registration (for the purposes of the limitation contained in the final sentence of Section 2.1.1) unless and until (i) the Demand Registration Statement has been declared effective by the Commission, (ii) the Company has complied with all of its obligations under this Agreement with respect thereto, and (iii) the Demand Registration Statement has remained effective for the period set forth in Section 3.1.1; provided, further, that if, after such Demand Registration Statement has been declared effective, an offering of Registrable Securities pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, then the Demand Registration Statement shall be deemed not to have been declared effective, unless and until, such stop order or injunction is removed, rescinded or otherwise terminated; provided, further, that the Company shall not be obligated or required to file another Demand Registration Statement until the Demand Registration Statement that has been previously filed with respect to a Demand Registration becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of Section 2.2.4 and Section 2.4 hereof, if a majority-in-interest of the Holders participating in a Registration (treating all shares of Series A Stock on an as-converted basis) so advise the Company that the offering of their Registrable Securities pursuant to such Registration (whether it be a Shelf Registration or Demand Registration) shall be in the form of an Underwritten Offering, then the right of each participating Holder (each “Participating Holder”) to include their Registrable Securities in such Registration shall be conditioned upon such Participating Holder’s participation in such Underwritten Offering and the inclusion of such Participating Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Participating Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest (treating all shares of Series A Stock on an as-converted basis) of the Participating Holders.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration, in good faith, advises the Company and the Participating Holders in writing that the dollar amount or number of Registrable Securities that the Participating Holders desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without having a material adverse effect on the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Participating Holders (pro rata based on the respective number of Registrable Securities that each such Participating Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that all such Participating Holders have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If, at any time when a Shelf Registration covering all Registrable Securities is not effective, and the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, or securities or other obligations exercisable or exchangeable for, or convertible into Common Stock, for its own account or for the account of stockholders of the Company, other than (i) a Registration Statement for an offering of securities solely to the Company’s existing shareholders, including a rights offering, (ii) a Registration Statement for an offering of warrants, units, preferred stock or debt that is convertible into equity securities of the Company, (iii) a registration statement on Form S-4 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or (iv) a registration statement on Form S-8 for an offering to employees of the Company pursuant to any employee benefit plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than twenty (20) days before the anticipated filing date of such Registration Statement (the “Piggyback Registration Statement”), which notice shall (a) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (b) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within ten (10) days after receipt of such written notice (such Registration, a “Piggyback Registration” and each Holder desiring to have their Registrable Securities so registered, “Participating Piggyback Holders”). The Company shall cause all such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Participating Piggyback Holders to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Participating Piggyback Holders shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. If any Participating Piggyback Holder disapproves of the terms of the Underwritten Offering, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter(s).

2.3.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Participating Piggy-Back Holders in writing that the dollar amount or number of the shares of Common Stock or other equity securities that the Company desires to sell, taken together with the amount of Registrable Securities requested by the Participating Piggy-Back Holders to be included in the Piggy-Back Registration as well as the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Piggy-Back Registration is undertaken for the Company’s account, the Company shall include in any such Registration (i) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Participating Piggy-Back Holders (pro rata, based on the respective number of Registrable Securities that each Participating Piggy-Back Holder proposes to Register and the aggregate number of Registrable Securities that all the Participating Piggyback Holders have requested to be included in such Underwritten Registration) which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is initiated by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (i) first, the shares of Common Stock or other equity securities, if any, of such initiating persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Participating Piggyback Holders (pro rata, based on the respective number of Registrable Securities that each Participating Piggyback Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that all the Participating Piggyback Holders have requested to be included in such Underwritten Registration) which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c) The Company will not hereafter enter into any agreement which is inconsistent with the rights of priority provided in Section 2.3.2 above.

2.3.3 Piggyback Registration Withdrawal. The Company may withdraw a Piggyback Registration Statement filed with the Commission at any time prior to the effectiveness of such Piggyback Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.4 Restrictions on Registration Rights. Notwithstanding the provisions of Article II or any other provisions of this Agreement to the contrary, the Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 2 hereof if the Company has notified the Holders of the Registrable Securities included in such Registration Statement that in the good faith judgment of the Board of Directors, such Registration would require the premature disclosure of material non-public information, the premature disclosure of which would be materially detrimental to the Company, in which event the Company shall have the right to defer such Registration for a period of not more than ninety (90) days after receipt of the request of such Holders; provided, that such right to delay a Registration shall be exercised by the Company (a) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights, if any, and (b) not more than twice in any twelve (12) month period and not more than ninety (90) days in the aggregate in any twelve (12) month period. The Company shall promptly give the Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. The Company, if Registrable Securities have been registered, pursuant to a Registration Statement in accordance with this Agreement or otherwise, will promptly notify the Holders of the Registrable Securities included in such Registration Statement of a delay, suspension or withdrawal pursuant to this Section 2.4. Upon receipt of any notice from the Company of the happening of any event during the period the Registration Statement is effective which is of a type specified in the second preceding sentence or as a result of which the Registration Statement or related Prospectus contains any Misstatement, the Holders agree that they will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (until they receive copies of a supplemental or amended prospectus that corrects the Misstatements (and the Company hereby covenants to prepare and file such supplement or amendment as promptly as practicable) and receive notice that any post-effective amendment has become effective, or are notified by the Company that they may resume such offers and sales). Notwithstanding anything to the contrary herein, the Company shall bear all reasonable and out-of-pocket costs of the Holders incurred in connection with the exercise by the Company of its rights to delay the filing or effectiveness of a Registration Statement pursuant to this Section 2.4.

2.5 Cooperation with Holders. The Company shall keep the Holders reasonably informed regarding filings made pursuant to this Section 2, including by, to the extent reasonably practicable, providing the Holders with an opportunity to review and comment on such filings in advance of their submission to the Commission. The plan of distribution in any Shelf Registration Statement will provide as much flexibility as is reasonably possible.

2.6 Unlimited Shelf and Piggyback Registration Rights. For purposes of clarity, any Shelf Registration effected pursuant to Section 2.1 or Piggyback Registration effected pursuant to Section 2.3 hereof shall not be counted (for the purposes of the limitation contained in the final sentence of Section 2.2.1) as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as promptly as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in the case of a Shelf Registration for the period contemplated by Section 2.1.1 or otherwise until all Registrable Securities covered by such Registration Statement have been sold or cease to exist; provided, however, that before filing such Registration Statement or any amendments thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the representatives of the Holders copies of all documents proposed to be filed, which documents will be subject to the review of such counsel.

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest (treating all shares of Series A Stock on an as-converted basis) of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement and procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form (or vice-versa) in accordance with any procedures reasonably requested by the Holders or the underwriters;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal, if such stop order should be issued, at the earliest possible time;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 notify the Holders at any time (a) when such Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective, (b) of any request by the Commission for amendments or supplements to such Registration Statement or the Prospectus included therein, and (c) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

3.1.11 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense (subject to Section 3.2), in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest (treating all shares of Series A Stock on an as-converted basis) of the participating Holders, and if such Registrable Securities are not being sold through Underwriters, then addressed to the participating Holders (but only if such accountants agree to deliver such letters to such participating Holders);

3.1.13 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.14 in the event of any Underwritten Offering, (a) enter into and perform its obligations under an underwriting agreement, in usual and customary form, scope and substance, with the managing Underwriter of such offering, (b) enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, (c) make such representations and warranties to the Holders that are selling stockholders and the managing Underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, and (d) deliver such documents and certificates as may be reasonably requested by majority-in-interest of the Holders of the Registrable Securities (treating all shares of Series A Stock on an as-converted basis) being sold in connection therewith, their counsel and the managing Underwriter(s), if any, to evidence the continued validity of the representations and warranties in the foregoing clause (c);

3.1.15 otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make earnings statements satisfying the provisions of Section 11(a) of the Securities Act generally available to the Holders no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Securities are sold;

3.1.16 in connection with any Underwritten Offering, make appropriate officers of the Company available to the selling security holders for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” material in each case in accordance with the recommendations of the Underwriters and in all respects in a manner consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities;

3.1.17 make reasonably available for inspection by the representatives of the Holders, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such Underwriter, attorney, accountant or agent in connection with the Registration;

3.1.18 furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference); and

3.1.19 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements; provided, that, (i) all participants in such Underwritten Offering are required to enter into substantially similar agreements and documents, as the case may be, and (ii) no such participant shall be required to make any representations or warranties or give any indemnities other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing Underwriter(s) by such participant pertaining exclusively to such participant and expressly for inclusion in such Registration Statement, Prospectus or other document.

3.4 Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as promptly as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. To the extent that the Company provides such written notice and exercises such right of suspension, the total number of days that any such suspension may be in effect in any twelve (12) month period shall not exceed ninety (90) days. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations; Rule 144. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely all reports and other documents required to be filed by the Company after the date hereof pursuant to the Securities Act and the Exchange Act (including Sections 13(a) or 15(d) thereof). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. In furtherance of the foregoing provisions, (a) at all times after any Registration Statement covering securities of the Company shall have become effective, the Company agrees to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, and (b) upon the request of any Holder, the Company shall deliver to such Holder forthwith upon request a written certification of a duly authorized officer as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person who controls such Holder (within the meaning of the Securities Act) or participating person within the meaning of the Securities Act against all losses, claims, damages, liabilities, joint or several, and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) (“Losses”) to which they may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based on any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder’s directors, officers and agents, such participating person or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, liability or action; except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall, to the extent permitted by law, indemnify and hold harmless the Company, its directors, officers and agents and each person who controls the Company (within the meaning of the Securities Act) against all Losses resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Prospectus, preliminary Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such Registration; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement (and shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement). The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel and more than one local counsel in any jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 595 Market Street, Suite 200, San Francisco, CA 94105, Attention: General Counsel, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 Subject to Section 5.2.5, any Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any of its Permitted Transferees.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof to a Permitted Transferee and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue.

5.4.1 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION .

5.4.2 All judicial proceedings brought against the parties hereto arising out of or relating to this Agreement, or any obligations hereunder, shall be brought in the courts of the State of Delaware and the United States of America located in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States of America located in the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further hereby irrevocably and unconditionally waives any objection which such party may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient (or substantially less convenient) forum or that such party is not subject to personal jurisdiction in such court. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question (treating all shares of Series A Stock on an as-converted basis), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is different in any respect (other than in a de minimis respect) from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Term. This Agreement shall terminate with respect to any Holder on the date that neither such Holder nor any of its Permitted Transferees holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.7 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.8 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

LENDINGCLUB CORPORATION, a Delaware corporation

By:	/s/ Scott Sanborn
Name: Scott Sanborn
Title: Chief Executive Officer

HOLDER:

SHANDA ASSET MANAGEMENT HOLDINGS LIMITED, a company organized under the laws of the British Virgin Islands

/s/ Tianqiao Chen
Name: Tianqiao Chen Title: Director

[Signature Page to Registration Rights Agreement]